UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2007

Commission File Number: 0-29195

ONSCREEN TECHNOLOGIES, INC.
(Name of Small Business Issuer in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

600 NW 14th Avenue, Suite 100, Portland, Oregon	97209
(Address of Principal Executive Offices)	(Zip Code)

(503) 417-1700
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

On May 2, 2007, the Registrant received and accepted the letter of resignation from its Independent Registered Public Accounting Firm, Salberg & Company, P.A., Boca Raton, Florida. The Public Accounting Firm’s report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles except that there was an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern. The decision to change accountants was by mutual consent because of the five years partner rotation requirement of Regulation S-X (17 CFR, Part 210). The Company has had no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Board of Directors and Audit Committee approved retaining Webb & Company, P. A., Boynton Beach, Florida as the Company’s Independent Registered Public Accounting Firm effective May 2, 2007.

Prior to engaging Webb & Company, P.A., we did not consult Webb & Company, P.A. regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided by Webb & Company, P.A. that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either the subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Webb & Company, P.A., Webb & Company, P.A. has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to engage Webb & Company, P.A. as our independent registered public accounting firm.

We provided Salberg & Company, P.A. with a copy of this Current Report on Form 8-K on May 2, 2007, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Salberg & Company, P.A., dated May 2, 2007, is attached to this Form 8-K as an exhibit.

Item 9.01    Financial Statements and Exhibits

Letter from Salberg & Company, P.A., dated May 2, 2007.

SALBERG & COMPANY, P.A.
Certified Public Accountants and Consultants

May 2, 2007

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re: OnScreen Technologies, Inc.
File Reference No. 000-29923

We were previously the independent registered public accounting firm for OnScreen Technologies, Inc. and under the date of March 23, 2007, we reported on the financial statements of OnScreen Technologies, Inc. as of December 31, 2006, and for the years ended December 31, 2006 and 2005.

On May 2, 2007, we resigned as the independent registered public accounting firm. We have read OnScreen Technology, Inc.'s statements included in Item 4.01 as it pertains to Salberg & Company, P.A. on the Form 8-K dated May 2, 2007 of OnScreen Technologies, Inc. to be filed with the Securities and Exchange Commission and we agree with such statements.

Very truly yours,
SALBERG & COMPANY, P.A.

Scott D. Salberg, CPA
For the Firm

2295 NW Corporate Blvd., Suite 240 • Boca Raton, FL 33431-7328
Phone: (561) 995-8270 • Toll Free: (866) CPA-8500 • Fax: (561) 995-1920
www.salbergco.com • info@salbergco.com
Member National Association of Certified Valuation Analysts • Registered with the PCAOB
Member CPAConnect with Affiliated Offices Worldwide • Member Center for Public Company Audit Firms

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 2nd day of May 2007.

OnScreen Technologies, Inc.
(Registrant)

By:	/s/ Russell L. Wall
Russell L. Wall as CEO/President